Exhibit 99.1

Palo Alto Networks Reports 54 Percent Year-over-Year Revenue Growth in its Fiscal Third Quarter 2013

•	Fiscal third quarter revenue grows 54 percent year-over-year to reach $101.3 million

•	Adds over 1,000 new end-customers in fiscal third quarter, reaching over 12,500 total end-customers

•	Deferred revenue grows 88 percent year-over-year and 17 percent sequentially to reach $219.3 million

SANTA CLARA, Calif., May 30, 2013 – Palo Alto Networks, Inc. (NYSE: PANW) today announced financial results for its fiscal third quarter of 2013 ended April 30, 2013.

Total revenue for the fiscal third quarter grew 54 percent year-over-year to $101.3 million, compared with $65.7 million in the fiscal third quarter of 2012. GAAP net loss for the fiscal third quarter was $7.3 million, or $0.10 per diluted share, compared with net income of $0.8 million, or $0.00 per diluted share, in the fiscal third quarter of 2012.

Palo Alto Networks recorded fiscal third quarter non-GAAP net income of $4.5 million, or $0.06 per diluted share, compared with non-GAAP net income of $4.7 million, or $0.07 per diluted share, in the fiscal third quarter of 2012. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

“In our fiscal third quarter, we continued to gain market share, rapidly acquire new customers and extend our penetration within existing customers,” said Mark McLaughlin, president and chief executive officer of Palo Alto Networks. “Revenue grew 54 percent year-over-year despite a tough macroeconomic environment and, during the quarter, we added over 1,000 new end-customers for the sixth consecutive quarter.”

Commenting on the company’s financial results, Steffan Tomlinson, chief financial officer of Palo Alto Networks, added, “On a sequential basis in the fiscal third quarter, gross margin and operating margin improved and we grew deferred revenue 17% to reach $219.3 million. We also generated cash flow from operations of $15.2 million to end the quarter with $391.5 million in cash, equivalents and investments.”

Recent Highlights

•

Achieved Common Criteria Evaluation Assurance Level 4 (EAL 4+) certification; this expands our market opportunity by addressing the stringent certification requirements commonly demanded by certain federal, carrier, and financial organizations.

•

Announced availability of the GlobalProtect app for iOS in the App Store™ and for Android™ Mobile OS in GooglePlay™, empowering enterprise customers to extend next-generation firewall security policies to mobile users.

•

Published the inaugural publication of the Modern Malware Review, the first industry report to examine the behavior and lifecycle of bleeding-edge new malware, providing the industry and Palo Alto Networks customers’ valuable insights that are key to improving their cybersecurity posture.

•	Added Carl Eschenbach, President and Chief Operating Officer of VMware, to our Board of Directors.

Conference Call Information

Palo Alto Networks will host a conference call for analysts and investors to discuss its fiscal third quarter of 2013 results and outlook for its fiscal fourth quarter of 2013 today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time. Open to the public, investors may access the call by dialing (866) 318-8620 or (617) 399-5139 and entering the passcode 98558915. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors” section of the company’s website at investors.paloaltonetworks.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available two hours after the call and will run for five business days and may be accessed by dialing (888) 286-8010 or (617) 801-6888 and entering passcode 23767068.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding continued momentum in the company’s business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Palo Alto Networks’ limited operating history, particularly as a new public company; risks associated with Palo Alto Networks’ rapid growth, particularly outside of the U.S.; rapidly evolving technological developments in the market for network security products; and general market, political, economic and business conditions.

Additional risks and uncertainties that could affect Palo Alto Networks’ financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the company’s quarterly report on Form 10-Q/A filed with the SEC on March 5, 2013 which is available on the company’s website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that the company makes with the SEC from time to time. All forward-looking statements in this press release are based on information available to the company as of the date hereof, and Palo Alto Networks does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

Palo Alto Networks has provided in this release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). The company uses these non-GAAP financial measures internally in analyzing its financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing the company’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company’s non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP net income and diluted net income per share. Palo Alto Networks defines non-GAAP net income as net income (loss) plus share-based compensation expense less the related tax effects. Non-GAAP diluted net income per share is defined as non-GAAP net income divided by the diluted weighted-average shares outstanding. Palo Alto Networks considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of share-based compensation expense so that management and investors can compare the company’s “core business operating results,” meaning its operating performance excluding not only share-based compensation but also, from time to time, discrete charges that are infrequent in nature, over multiple periods. The company also excludes from non-GAAP net income and non-GAAP diluted net income per share the tax effects, including income tax and payroll tax, associated with share-based compensation in order to provide a complete picture of the company’s recurring core business operating results. Without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on the company’s operating results. There are a number of limitations related to the use of non-GAAP net income and non-GAAP diluted net income per share versus net income (loss) and diluted net income (loss) per share calculated in accordance with GAAP. First, non-GAAP net income and non-GAAP diluted net income per share exclude share-based compensation expense and related tax effects. Share-based compensation has been and will continue to be for the foreseeable future a significant recurring expense in the company’s business. Second, share-based compensation is an important part of Palo Alto Networks employees’ compensation and impacts their performance. Third, the components of the costs that Palo Alto Networks excludes in its calculation of non-GAAP net income and non-GAAP diluted net income per share may differ from the components that its peer companies exclude when they report their non-GAAP results of operations. Palo Alto Networks compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP diluted net income per share and evaluating non-GAAP net income and non-GAAP diluted net income per share together with net income (loss) and diluted net income (loss) per share calculated in accordance with GAAP. In the future, the company may also exclude non-recurring expenses and other expenses that do not reflect the company’s core business operating results.

About Palo Alto Networks

Palo Alto Networks is the network security company. Its innovative platform allows enterprises, service providers, and government entities to secure their networks and safely enable the increasingly complex and rapidly growing number of applications running on their networks. The core of the Palo Alto Networks platform is its Next-Generation Firewall, which delivers application, user, and content visibility and control integrated within the firewall through its proprietary hardware and software architecture. Palo Alto Networks products and services can address a broad range of network security requirements, from the data center to the network perimeter, as well as the distributed enterprise, which includes branch offices and a growing number of mobile devices. Palo Alto Networks products are used by more than 12,500 customers in over 100 countries. For more information, visit www.paloaltonetworks.com.

Palo Alto Networks, “The Network Security Company,” the Palo Alto Networks Logo, App-ID, GlobalProtect, and WildFire are trademarks of Palo Alto Networks, Inc. in the United States and in jurisdictions throughout the world. All other trademarks, trade names or service marks used or mentioned herein belong to their respective owners.

Media Contact:

Jennifer Jasper Smith

Head of Corporate Communications

Palo Alto Networks

408-638-3280

jjsmith@paloaltonetworks.com

Investor Relations Contact:

Chris Danne/Maria Riley

The Blueshirt Group

415-217-7722

ir@paloaltonetworks.com

Palo Alto Networks, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2013	2012	2013	2012
Revenue:
Product	$60,793	$43,524	$178,251	$125,023
Services	40,496	22,176	105,471	54,473

Total revenue	101,289	65,700	283,722	179,496

Cost of revenue:
Product	15,855	11,524	46,907	32,082
Services	11,835	7,109	32,591	16,904

Total cost of revenue	27,690	18,633	79,498	48,986

Total gross profit	73,599	47,067	204,224	130,510

Operating expenses:
Research and development	16,048	10,462	44,855	26,824
Sales and marketing	51,733	30,216	140,136	78,196
General and administrative	12,268	6,430	30,971	17,355

Total operating expenses	80,049	47,108	215,962	122,375

Operating income (loss)	(6,450)	(41)	(11,738)	8,135

Interest income	133	3	347	7
Other expense, net	(157)	(3)	(387)	(1,033)

Income (loss) before income taxes	(6,474)	(41)	(11,778)	7,109
Provision (benefit) for income taxes	808	(837)	1,632	1,773

Net income (loss)	$(7,282)	$796	$(13,410)	$5,336

Net income (loss) attributable to common stockholders:
Basic	$(7,282)	$43	$(13,410)	$40

Diluted	$(7,282)	$53	$(13,410)	$49

Net income (loss) per share attributable to common stockholders:

Basic	$(0.10)	$0.00	$(0.20)	$0.00

Diluted	$(0.10)	$0.00	$(0.20)	$0.00

Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:

Basic	69,575	18,459	67,980	17,238

Diluted	69,575	24,888	67,980	23,020

Palo Alto Networks, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures - Fiscal Quarter

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended April 30, 2013				Three Months Ended April 30, 2012
	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results	Adjustments		Non-GAAP Results
Net income (loss)	$(7,282)	$11,767	(a)	$4,485	$796	$3,874	(c)	$4,670

Net income (loss) attributable to common stockholders:
Basic	$(7,282)	$11,767	(a)	$4,485	$43	$1,355	(e)	$1,398

Diluted	$(7,282)	$11,767	(a)	$4,485	$53	$1,654	(e)	$1,707

Net income (loss) per share attributable to common stockholders:

Basic	$(0.10)	$0.16	(a)	$0.06	$0.00	$0.08	(e)	$0.08

Diluted	$(0.10)	$0.16	(a)	$0.06	$0.00	$0.07	(e)	$0.07

Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	69,575	—		69,575	18,459	—		18,459

Diluted	69,575	8,466	(f)	78,041	24,888	—		24,888

	Nine Months Ended April 30, 2013				Nine Months Ended April 30, 2012
	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results	Adjustments		Non-GAAP Results
Net income (loss)	$(13,410)	$24,733	(b)	$11,323	$5,336	$7,367	(d)	$12,703

Net income (loss) attributable to common stockholders:
Basic	$(13,410)	$24,733	(b)	$11,323	$40	$2,073	(e)	$2,113

Diluted	$(13,410)	$24,733	(b)	$11,323	$49	$2,530	(e)	$2,579

Net income (loss) per share attributable to common stockholders:

Basic	$(0.20)	$0.37	(b)	$0.17	$0.00	$0.12	(e)	$0.12

Diluted	$(0.20)	$0.35	(b)	$0.15	$0.00	$0.11	(e)	$0.11

Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	67,980	—		67,980	17,238	—		17,238

Diluted	67,980	9,752	(f)	77,732	23,020	—		23,020

(a)	To eliminate share-based compensation expense of $12,634 and share-based payroll tax of $1,135 offset by related income tax effect of $2,002 for the three months ended April 30, 2013
(b)	To eliminate share-based compensation expense of $29,730 and share-based payroll tax of $1,135 offset by related income tax effect of $6,132 for the nine months ended April 30, 2013
(c)	To eliminate share-based compensation expense of $3,874 offset by related income tax effect of $0 for the three months ended April 30, 2012
(d)	To eliminate share-based compensation expense of $7,373 offset by related income tax effect of $6 for the nine months ended April 30, 2012
(e)	Includes the effect of participating securities under the two-class method for determining net income (loss) attributable to common stockholders
(f)	Difference between weighted-average shares outstanding on a diluted basis under GAAP and non-GAAP due to application of the treasury stock method for dilutive shares

Palo Alto Networks, Inc.

Preliminary Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	April 30, 2013	July 31, 2012
Assets
Current assets:
Cash and cash equivalents	$213,664	$322,642
Short-term investments	148,033	—

Accounts receivable, net of allowance for doubtful accounts	91,489	45,642
Prepaid expenses and other current assets	19,538	13,373

Total current assets	472,724	381,657

Property and equipment, net	29,500	20,979
Long-term investments	29,767	—
Other assets	6,786	5,168

Total assets	$538,777	$407,804

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,810	$9,214
Accrued liabilities	15,578	15,189
Accrued compensation	19,662	11,307
Deferred revenue	133,968	86,296

Total current liabilities	182,018	122,006

Deferred revenue – non-current	85,336	49,512
Other long-term liabilities	7,542	7,215

Stockholders’ equity:
Preferred stock	—	—
Common stock	7	7
Additional paid-in capital	357,289	309,092
Accumulated other comprehensive income	23	—
Accumulated deficit	(93,438)	(80,028)

Total stockholders’ equity	263,881	229,071

Total liabilities and stockholders’ equity	$538,777	$407,804

Palo Alto Networks, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended April 30,
	2013	2012
Cash flows from operating activities
Net income (loss)	$(13,410)	$5,336
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,221	4,193
Amortization of investment premiums, net of accretion of purchase discounts	1,445	—
Share-based compensation for equity based awards	29,608	7,350
Excess tax benefit from share-based compensation	(177)	—
Change in fair value of preferred stock warrants	—	958
Changes in operating assets and liabilities:
Accounts receivable, net	(45,847)	(9,119)
Prepaid expenses and other assets	(5,991)	(9,251)
Accounts payable	3,347	5,079
Accrued and other liabilities	13,097	3,834
Deferred revenue	83,496	49,397
Reimbursement of leasehold improvements	—	701

Net cash provided by operating activities	72,789	58,478

Cash flows from investing activities
Purchase of property, equipment, and other assets	(16,595)	(11,281)
Purchase of investments	(310,683)	—
Proceeds from sales of investments	13,491	—
Proceeds from maturities of investments	117,150	—

Net cash used in investing activities	(196,637)	(11,281)

Cash flows from financing activities
Excess tax benefit from share-based compensation	177	—
Changes in restricted cash	—	1,221
Proceeds from exercise of stock options	11,195	1,477
Proceeds from employee stock purchase plan	6,267	—
Proceeds from settlement of note receivable	—	637
Repurchase of restricted common stock from employees	(71)	(63)
Payments of initial public offering costs	(2,698)	(703)

Net cash provided by financing activities	14,870	2,569

Net increase (decrease) in cash and cash equivalents	(108,978)	49,766
Cash and cash equivalents - beginning of period	322,642	40,517

Cash and cash equivalents - end of period	$213,664	$90,283